Exhibit 10.7

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

MANUFACTURING

AGREEMENT

This Manufacturing Agreement is entered into as of May 24, 2005, between Ionics EMS, Inc. (hereinafter “Company”) and Microtune (Texas), L.P., a Texas limited partnership, located at 2201 Tenth Street, Plano, Texas 75074 (hereinafter “Buyer”).

WHEREAS, Company, is engaged in the business of manufacturing electronic assemblies;

WHEREAS, Buyer is engaged in the business of designing and selling a variety of related and unrelated electronic goods and commodities; and

WHEREAS, Buyer desires to retain the services of Company, and Company desires to provide its services to Buyer upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows.

ARTICLE 1

DEFINITIONS AND AGREEMENT

Defined Terms. The following terms shall, when written with an initial capital letter, have the following meanings for purposes of this Manufacturing Agreement:

1.1. “Buyer” shall mean Microtune (Texas), L.P., a Texas limited partnership, and all of its assigns and successors, affiliates and subsidiaries.

1.2. “Company” shall mean Ionics EMS, Inc., and all of its assigns and successors, affiliates and subsidiaries.

1.3. “Manufacturing Price” shall mean the prices determined using the agreed upon pricing formula, which may be changed from time to time in accordance with this Agreement, and which prices are exclusive of freight, insurance and like charges, and net of any taxes, discounts, returns, refunds and collection costs.

1.4. “Products” shall mean RF electronic modules and printed circuit board assemblies. “Products” shall not include any silicon Products which are not contained in a module.

1.5. “Product Build Schedule” shall mean the manufacturing forecasts submitted to the

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Company from time to time in accordance with this Agreement.

1.6. “Specifications” shall mean the Buyer’s specifications and drawings which shall be provided by Buyer to Company and updated or revised from time to time.

1.7. “Customer Schedule Date” shall mean the date of delivery for Products confirmed by Company according to the applicable purchase order. A valid “Customer Schedule Date” shall mean the date of delivery for Products as confirmed by Company and approved by Buyer.

1.8. “Component Procurement Parameters” as outlined in Exhibits A1 and A2 shall mean

1.8.1. “Component Lead-Time” which shall mean time required by the Company to obtain the inventory required to fulfill Buyer’s purchase orders and Product Build Schedules.

1.8.2. “MOQ” which shall mean minimum order quantity of components.

1.8.3. “SPQ” which shall mean standard packaging quantity of components.

ARTICLE 2

TERM OF AGREEMENT

2.1. Term. Except as otherwise provided in this Agreement, the initial term of this Agreement shall commence on May 24, 2005 and shall end on May 23, 2010 (the “Initial Term”). At the end of the Initial Term, this Agreement shall automatically be renewed for successive one (1) year terms until terminated by either the Company or the Buyer by providing written notice at least 365 days prior to the end of the Initial Term or any renewal term. In addition this notice period may be reduced if the Buyer notifies the Company of any significant quality or shipment issues on Products provided to the Buyer by the Company and such issues are not reasonably cured within sixty (60) calendar days from the date of Company’s receipt of such written notice from the Buyer as more fully described in Section 2.2 below. During such Initial Term or any renewal term of this Agreement, the volume of Products to be manufactured shall be established by purchase orders submitted and accepted in accordance with Article 4 of this Agreement. After any proper termination of this Agreement, all of the Company’s and the Buyer’s obligations hereunder shall cease and terminate; provided, however, that following such termination Buyer’s obligation to the Company shall be as set out in Section 4.5.

2.2. Termination for Breach. If either party breaches this Agreement, the non-breaching party shall give written notice of breach to the breaching party. If the breaching party fails to cure such breach or fails to submit a written plan acceptable to the non-breaching party within thirty (30)

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

calendar days of receipt of the notice of breach, the non-breaching party may terminate this Agreement by giving the breaching party thirty (30) calendar days written notice of termination. If the Company fails to cure a breach under this Agreement (whether or not this Agreement is terminated by Buyer) which results in Buyer failing to supply its customers in accordance with the Buyer’s purchase orders submitted under Section 4.1, Company shall reimburse Buyer for all reasonable costs incurred in fulfilling its customer’s needs for a period of [***]. In addition, Company shall pay all damages Buyer incurs as a direct or indirect result of its contractual obligations [***]. Notwithstanding anything herein to the contrary, if Buyer terminates this Agreement under this paragraph due to a breach by Company the obligations of Company under this Section 2.2 shall survive.

2.3. THE FOREGOING REMEDIES ARE EXCLUSIVE AND ARE MADE EXPRESSLY IN LIEU OF ALL OTHER REMEDIES EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE. NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES UNLESS PROVIDED FOR HEREIN OR BY SEPARATE WRITTEN AGREEMENT.

2.4. Termination for Insolvency, etc. Either party shall have the right to immediately terminate this Agreement should the other party: (i) become insolvent; (ii) enter into or file a petition, arrangement or proceeding seeking an order for relief under the bankruptcy laws; (iii) enter into a receivership of any of its assets or; (iii) enter into a dissolution or liquidation of its assets or an assignment for the benefit of creditors.

2.5. Consigned Equipment. Upon termination of this Agreement for any reason, the Company shall return to Buyer any and all consigned equipment, tools or fixtures in possession of Company in working order.

ARTICLE 3

MANUFACTURING AND TESTING

3.1. Manufacturing. The Company shall exclusively manufacture the Products for the Buyer’s demands, or otherwise only upon specific approval of Buyer. To the extent that any terms conflict, the terms of this Agreement shall prevail over the terms of the Specifications, the Product Build Schedule, and any purchase order. The Company will take all reasonable measures to achieve a targeted 100% on time delivery for Products. The Company guarantees [***] on time delivery for Products on accepted purchase orders under Section 4.1, based on the original factory commit date (original CSD), and will pay all reasonable costs or damages the Buyer directly or indirectly incurs as a result of any noncompliance with this on time delivery warranty. Company shall inform Buyer promptly of all events leading to a delivery delay or to an inability to fulfill an order by the original Customer Schedule Date with the quantities specified in the Purchase Order.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

In addition, Company is to inform Buyer in writing of the corrective measures it has taken to minimize delays. Company is to follow the FIFO (First-In First-Out) principles within its manufacturing operations, unless otherwise approved in writing by Buyer.

3.2. Quarterly Meetings. The Company and Buyer will hold quarterly meetings to review performance, critical procedures, key programs, and manufacturing indices. The Company and Buyer shall jointly define a set of key performance measurables, which shall be tracked on a continuous basis by the Company, with a goal of continuous improvement towards mutually-agreed upon targets.

3.3. Specification Changes. The Buyer shall submit the Specifications and any changes thereto to the Company. Upon receipt of written notice of a proposed change to the Specifications, the Company will promptly implement the changes (taking into account Buyer’s requirements and in adherence with the official ECN policy) and will further immediately review anticipated cost and schedule impacts of the proposed Specification changes. All cost impacts, material availability issues and Manufacturing Price changes resulting from any Specification change must be approved in writing by the Company prior to implementation of the proposed Specification changes. In the event Company consents to any Specification changes, the Buyer shall pay the Company for (i) all component parts the Company has ordered, are in transit or are in stock for the original Product design, Specifications, Product Build Schedule or Product Volume that cannot be returned to the original vendor or used in another Company Product; and (ii) all vendor cancellation or restock charges for component parts the Company has ordered or are in transit for the original Product design, Specifications or Product Build Schedule. The Company shall make reasonable efforts to utilize all materials in alternative Products and/or return the materials to the original vendor. Notwithstanding the foregoing, Buyer is only responsible for raw materials which have been purchased in accordance with vendor required lead times and accepted purchase orders. Any raw material purchases outside of this criterion are the sole responsibility of the Company, with the exception of material purchased under written risk material authorization from Buyer.

3.4. Support and Cooperation. The Buyer shall supply the Company all necessary and technical support for the Products. The Buyer agrees (i) to respond promptly to any reasonable request by the Company for information, (ii) to forward promptly to the Company any inquiry or other communication concerning the Products (iii) to cooperate fully with the Company in regard to all activities related to the Products. In return, the Company agrees to accept and comply with all Microtune processes and production procedures, and provide required documentation such as existing part-numbering conventions, DCC procedures, BOM structure, process-FMEA, Capability studies according to MSA (Measurement System Analysis), production releases, and RMA procedures. The Company will retain all Buyer data and records for a minimum of ten (10) years (or per specific customer requirements, when such requirements exist) following delivery of Products to Buyer, and such data and records shall be delivered to Buyer within two (2) business days upon request. Online data should be backed up regularly and stored in an offsite location. The Company warrants that valid documentation evidencing that a relevant lot has passed all tests with positive results at 100% and that the individual Product was thus demonstrably free from

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

defects when the Company delivered it to Buyer will be kept in a secure location. Buyer and Buyer’s customers shall have the right to perform factory audits of Company’s facilities upon three (3) business days advance written notice to the Company. In the event of any significant quality or shipment issues related to Products provided to Buyer by Company, Buyer and Buyer’s customers shall have the right to inspect Company’s facilities immediately.

3.5. Manufacturing Certification. The Company will manufacture the Products under ISO-9001 Certification, TS16949 Certification, and ISO-14001 Certification, or such other manufacturing certification(s) required by the Buyer. The Company will keep all such certifications current. Failure to obtain a certification or keep a certification current shall be considered a material breach of this Agreement. The Buyer will provide specific certification requirements and schedules to the Company periodically as required. The Company will fully support Buyer’s need for SQA functions for customers (i.e. Company audits, Company ratings, Company development).

3.6. Manufacturing Standards. The Company will manufacture the Products to Buyer’s Specifications, design and layout standards. The Company warrants it will maintain critical manufacturing processes, including, but not limited to, lead-free-solder processes in both through hole and surface mounts applications according to Buyer’s Specifications and requirements, and will fully support Buyer in converting Products to such lead-free processes in a timeframe approved by the Buyer. The Company acknowledges the critical nature of reflow and wave solder, and commits to a verifiable process of continuous improvement in the quality and continuity of such process for Buyer’s Products. The Company will adopt Buyer’s existing production trial run (“PTR”) procedures including cost and cycle time commitments, which are attached as Exhibit B. In addition, the Company will adopt Buyer’s production procedures including [***]. The Company acknowledges that Buyer does not use IPC standards in the design (layout) of its Products. For electrical and mechanical parameters [***]; for other parameters the limit patterns will be determined jointly if need be. Company and Buyer will work together to ensure that the Products are manufacturable and testable. Notwithstanding the foregoing, Company will supply 100% defect-free Products.

Buyer and Company will define Product characteristics which are called upon for the capability analyses (SPC characteristics: see Specifications). Company will define the process characteristics necessary for the fulfillment of the requirements. The process capabilities (“PC”) of the above mentioned characteristics are to be determined and documented. The following values are to be maintained:

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Company agrees to supply a work’s test certificate [***] for the SPC characteristics [***].

Company shall keep a life-cycle report for the Products manufactured which also includes process modifications; the documents have to be available on demand.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Should Buyer or Buyer’s customer discover a defect in the Company’s Products, Buyer may, on consultation with the Company, implement a heightened inspection process of incoming goods at the expense of the Company. The Buyer may utilize this heightened inspection process until the Buyer determines that (i) Company has corrected the defect and (ii) subsequent delivery batches are free from such defect(s).

In the case of “Systematic Defects”, Company and Buyer will jointly develop an action plan in order to withdraw Products already delivered from circulation. In the case of final Product recalls the Company must assume the additional costs of Buyer caused by the Company’s fault. “Systematic Defects” are those defects with a potential to occur in a broad range of date codes or manufacturing lots, i.e., those defects which cannot be limited or contained to a defined production period, and with a [***] agreed upon in Section 5.3 (e.g. [***] for automotive Products and [***] for commercial Products).

As soon as the Company realizes that defective goods have or may have been delivered, the Company will immediately inform the Buyer to minimize any potential damages.

Where changes have been made to the items to be supplied these items may not be delivered until written authorization has been received from the customer. Company agrees to abide by all conditions of the “Buyer Approval and Notification Requirement” procedure. Furthermore, Company will adopt Buyer-specific production procedures, including reasonable customer specific requirements and contractual obligations.

None of the terms of this Section 3.6 shall be construed to excuse Company from its obligations under Article 5 of this Agreement. The attempted compliance by Company with this Section 3.6 shall not limit the rights of Buyer under Article 5 of this Agreement.

3.7. ERP Systems. The Company will work with Buyer to develop and maintain an acceptable communication path for the real-time access of PTR and production information. The Company agrees that its ERP system must have the ability to interface with Buyer’s current ERP systems to provide Product status on a real-time basis. The Company agrees that Buyer must be able to interface with the Company’s document control system and upload and download documents. The Company will make best efforts to meet the requirements of the Buyer for WIP tracking and shop floor control.

3.8. Testing. The Company will perform In-circuit Tests, final tests, and quality assurance tests on the Products. The Company agrees to keep all Buyer’s intellectual property and proprietary information related to testing and the results of testing confidential. The Company agrees that Buyer requires its employees have immediate, physical and network access to test equipment for real-time monitoring of test results and will give Buyer full access to the test equipment and results. The Company agrees to perform all testing of the Products according to documented Test Instructions, to be made available to the Company by Buyer.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

The Company agrees to the establishment and maintenance of a LAN (Local Area Network) for all test systems, including connection to a WAN (Wide Area Network) of sufficient bandwidth for connectivity to Buyer’s facilities circuit. The Buyer shall provide to Company direct, remote on-line access of test equipment, test and measurement results, and all quality records related to the Products. The Company shall ensure that the LAN and WAN connectivity are maintained at all times. Furthermore, Company agrees to maintain in good working order all IT equipment provided on consignment by Buyer. Company also agrees to supply the occasional support required to reset, reconfigure and troubleshoot the devices.

The Company shall make available to Buyer full timely access to quality records and reports including SQA, in-line tests, outgoing inspection and QC-release data, and vendor qualification reports.

3.9. Consigned Test Equipment. The Company will maintain at its expense all equipment consigned by the Buyer in good working condition and will keep all calibrations of equipment current and accurate in accordance with Buyer’s requirements. Such maintenance shall include any and all test jigs and other production fixtures consigned by Buyer. All calibration and maintenance records will be made available to Buyer upon request. Should Buyer determine in its sole discretion that Company has failed to adequately maintain such consigned equipment, Buyer may elect in its sole discretion to maintain and/or repair such consigned equipment. Company agrees to pay for all reasonable expenses incurred by Buyer to maintain and/or repair any consigned equipment.

ARTICLE 4

MANUFACTURING PURCHASE ORDERS

4.1. Purchase Orders. The Buyer shall submit to the Company purchase orders for the Products, which shall be the basis of ordering materials for said Products in accordance with the Specifications and agreed Component Procurement Parameters. Such purchase orders shall be in writing or by e-mail, iSupplier or facsimile, and shall at a minimum identify the quantity of, and requested shipping dates and delivery places for, the Products. Buyer shall provide on a regular basis a revised Product Build Schedule setting forth the Buyer’s revised forecast of the quantity of Products to be manufactured for the Buyer above the quantities set forth in the purchase order. The Buyer shall ensure that its purchase orders and Product Build Schedules are timely received by the Company.

4.2. Acceptance of Purchase Orders. All purchase orders submitted by Buyer are subject to acceptance by the Company at its manufacturing facility in Calamba, City, the Philippines. Each purchase order, when accepted by the Company, shall give rise to a contract under the terms set forth in this Agreement and to the exclusion of any conflicting terms set forth in the purchase order. The Company will notify the Buyer within 24 hours via iSupplier of receiving a purchase order

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

whether such purchase order is accepted or rejected.

4.3. Shipping Terms. Buyer will designate where Company is to ship Products with terms to be FOB Calamba, the Philippines.

4.4. Change Orders. The Buyer may modify the terms of or cancel any outstanding purchase order by giving the Company written notification of the requested modification or cancellation at any time prior to the shipment by the Company of the Products (a “Change Order”). Change Orders will become valid purchase orders and be effective immediately upon the Buyer’s notification thereof to the Company.

4.5. General Liability of Buyer. Unless the parties otherwise agree in writing, the Buyer’s liabilities and obligations shall be limited to the following:

4.5.1. Fully-Manufactured Products and Work in Process. The Buyer shall be obligated to purchase any fully-manufactured Product and work in process (“WIP”, as further defined hereafter) , which is supported by a valid outstanding Buyer purchase order or by a purchase order that has been subsequently modified or cancelled by a Change Order within [***] of the valid Customer Schedule Date at the time of the Change Order.

4.5.2. Raw Material. The Buyer shall be obligated to purchase any raw material that is supported by a Purchase Order and procured according to the “Component Procurement Parameters”. For the avoidance of doubt, the Buyer shall not be liable for raw material:

4.5.2.1. not supported by a Purchase Order;

4.5.2.2. specified only in Buyer’s non-binding Product Build Schedule to the Company, which is provided for planning purposes only.

4.5.3. Further, Buyer shall not be liable for raw material, “WIP”, Fully-Manufactured Products that would be delinquent more than [***] if manufactured according to the original outstanding Buyer purchase order based on a previously-agreed upon Customer Schedule Date. However, if the Buyer accelerates the previously-agreed upon Customer Schedule Date pursuant to a Change Order, the Company is authorized to accelerate the processing of raw material and WIP to enable the Company to ship on the new Customer Schedule Date and Buyer will be liable for such accelerated raw material and WIP.

4.5.4. WIP. The WIP costs include (i) the burdened cost of components incorporated in those units of the Product that are in the process of manufacture, and (ii)

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

the labor and overhead costs associated with the cancelled quantities.

Mitigation. The Company shall use its best efforts to mitigate the foregoing (i) by canceling supplier orders, (ii) by using materials and parts for other orders of the Buyer, and (iii) for parts not proprietary to the Buyer, by using materials and parts for other orders of third parties. The Buyer will not be responsible for materials that can be used in other applications with current demand. [***].

4.6. Manufacturing Price. The prices to be paid by Buyer for the Products manufactured pursuant to this Agreement shall be according to the Manufacturing Pricing which is attached hereto as Exhibit C and corresponding BOM prices in effect for the respective pricing period per the Manufacturing Pricing in which Buyer requests delivery. At the commencement of any new pricing period per Exhibit C all delayed PO’s shall be updated to the new valid pricing. Prices for the Products manufactured within any single pricing period are fixed, except in the case of unexpected price changes of BOM materials or changes in man-minutes.

4.7. Payment Terms. All payments owed to the Company by the Buyer for the Products shall be due net [***] from the date of the receipt by Buyer of the Company’s written invoice. In the event of any dispute arising over any part of an invoice or the total amount due under an invoice, all undisputed amounts shall be promptly paid by the Buyer. Neither Buyer nor Company shall have any liability for any amounts not properly invoiced within [***] of occurrence, unless the claiming party has duly notified in writing an authorized representative of the other party as to the disputed amount in question.

4.8. Acceptance of Products. In the event of any shortage, damage or discrepancy in or to a shipment of Products, the Buyer shall promptly report the same to the Company and furnish such written evidence or other documentation to the Company. The Company shall receive notice and substantiating evidence thereof from the Buyer within sixty (60) calendar days of arrival of the Products at the Buyer’s designated shipping address. Upon review of the substantiating evidence delivered by Buyer describing the Company’s responsibility for such shortage, damage or discrepancy, the Company shall without delay deliver additional, replacement or substitute Products to the Buyer. Company shall be liable for any additional costs, expenses or damages incurred by the Buyer directly or indirectly as a result of such shortage, damage or discrepancy in or to a shipment notwithstanding such additional replacement or substitute delivery of Products.

4.9. End of Life. If a component on a board is announced EOL (End of Life) by supplier, the Company shall provide Buyer with at least [***] advance notification (the “End of Life Notice”) before actual production will be impacted. In the event that Buyer announces EOL of a Product, Buyer shall be responsible for all obsolete materials acquired per Component Procurement Parameters that cannot be returned for full credit. The Company will maintain the production capability to manufacture Products for [***] after End of Life.

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ARTICLE 5

BUYER’S WARRANTY

AND REMEDIES

5.1. Buyer’s Product Warranty. The Company warrants to the Buyer for a period of [***] after it ships the Products to the Buyer for general commercial Products and for [***] after it ships the Products to the Buyer for Automotive Products that the Products shall be free from defects in material and workmanship. The Company will adopt Microtune’s RMA procedure which is attached as Exhibit D. The Company will credit Microtune’s account for all such returned Product and the freight incurred in returning the Product to the Company.

5.2. Minimum Quality Standards. The Company and the Buyer have agreed to adopt various procedures and processes of the Buyer. Failure to comply with Buyer’s procedures and processes shall be deemed a warranty failure and the Company shall reimburse Buyer for all reasonable costs connected with obtaining Products which meet its minimum quality standards.

5.3. Minimum Quality Levels. The Company warrants to the Buyer that it will guarantee a quality level of no greater than [***] for commercial Products and no greater than [***] for automotive Products per Buyer’s standards. For the initial [***] period following start of mass production on any new Product, the Company warrants that it will guarantee the following interim quality levels: for commercial Products, no greater than [***]; for automotive Products, no greater than [***]. For the purposes of this Agreement, Quality Levels shall be defined as the rate of non-conforming or defective Product supplied by Company to Buyer

5.4. On Time Delivery. The Company will take all reasonable measures to achieve a targeted 100% on time delivery for Products. The Company guarantees [***] on time delivery for Products and will pay all reasonable costs or damages the Buyer incurs as a result of any noncompliance with this on time delivery warranty.

5.5. Excluded Claims. The Company shall have no obligation under the Buyer’s Product warranty set forth in this Article 5 in the event that the replacement or substitution of the Products or parts shall have been caused by the gross negligence of the Buyer.

5.6. Buyers Limited Warranty. The Buyer’s Product warranty set forth in this Article 5 is intended solely for the benefit of the Buyer or their designee. The Buyer’s Product warranty set forth above is in lieu of all other warranties, express or implied, which are hereby disclaimed and excluded by the Company, including, without limitation, any warranty of merchantability or fitness for a particular purpose or use.

5.7. Force Majeure. Neither party shall be responsible for delays or failures in performance resulting from acts beyond the reasonable control of such party and not reasonably foreseeable. Such acts shall include, but not be limited to, acts of God; riots; rebellions; coups

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d’etat; acts of war; regional or national slowdowns, work stoppages or strikes; sudden shortages of raw materials or disruptions in the supply chain, assuming such shortages or disruptions are the result of developments outside the control of Ionics; power or fuel shortages future governmental regulations; communication line failures; typhoons; fires; floods; or other disasters. Company and Buyer will work together to develop an emergency contingency plan (“Emergency Plan”) that will go into effect upon the occurrence of an event of force majeure that purportedly excuses a party’s performance.

5.8. Delays and Approved Vendor List. Company shall inform Buyer immediately within 24 hours of any production delays caused by Parts Manufacturers missing their promised ship dates to Company and Company agrees to only approved components as specifically listed in the Product BOM (vendor and exact type) and acknowledges that it is not sufficient to only purchase Products from Buyer’s approved vendor list. All part changes must be approved in writing by the Buyer. The Company will provide the Buyer all required data for such items as PPAPs, Qualpacks, SoC, hazardous material reporting, etc. The Company agrees that all purchasing contracts must support the Hazardous Material limitation under EACEM EU53/2000 and/or CS9003D per certificate of conformance for existing material and for all new purchased material per certificate of conformance according to GADSL.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1. Use of Intellectual Property. The Buyer hereby grants to the Company a non-exclusive non-transferable, and royalty-free right and license to use all Buyer’s copyrights, patents, patent applications, trademarks and trade names relating to the Products in connection with the Company’s performance of this Agreement. This license shall terminate immediately upon the termination of this Agreement. Company shall not use Buyer’s copyrights, patents, patent applications, trademarks, and trade names, Product designs or specifications, or confidential or proprietary information in any manner for its benefit or purposes. The Nondisclosure Agreement, dated February 1, 2005 between the Company and the Buyer is incorporated in herein by this reference. The Company understands and agrees that its obligations under the Nondisclosure Agreement continue until one year after this Agreement terminates or expires.

6.2. Indemnification. The Buyer shall, at its own expense, indemnify and hold the Company harmless from any claim against the Company which is based on an allegation that any Product manufactured by the Company for Buyer hereunder constitutes an infringement of any copyright, patent or trademark and shall indemnify the Company against any cost, damages, expenses, or losses incurred by the Company as a result of such infringement claim unless such claim arises from the manufacturing process used by the Company outside of the scope of Buyer’s requirements. Without limiting the generality of the foregoing, the Buyer shall, at its own expense, defend any lawsuit instituted against the Company which is based on an allegation that any Product

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manufactured by the Company for Buyer hereunder constitutes an infringement of any copyright, patent or trademark and shall indemnify the Company against any cost, damages, expenses, or losses incurred by the Company as a result of any such lawsuit, including, without limitation, any damage award and or costs against the Company if such award is based in whole or in part on infringement by any Product unless such infringement claim arises from the manufacturing process used by the Company outside the scope of Buyer’s requirements. The indemnification obligations of Buyer under this Section 6.2 are contingent upon the following: (i) Company provides prompt written notice of the claim to Buyer; (ii) Company gives Buyer sole control of the defense and settlement of the claim; (iii) Company provides to Buyer all available information, assistance, and authority to defend; and (iv) Company does not compromise or settle such proceeding without Buyer’s prior written consent. Buyer shall have no liability for any claim based upon Company’s own negligence, malfeasance, or willful misconduct. Buyer’s indemnification obligation under this Section 6.2 shall be limited to the aggregate purchases made by Buyer during the one year period that precedes any claim for indemnification made hereunder.

ARTICLE 7

FINANCIAL INFORMATION

7.1. Delivery of Financial Statements. The Company shall deliver to Buyer:

7.1.1. as soon as available, but in any event within ninety (90) calendar days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such fiscal year, and a statement of cash flows for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

7.1.2. as soon as practicable, but in any event within forty-five (45) calendar days after the end of each of the first three (3) quarters of each fiscal year of the Company, an un-audited income statement for such quarter, statement of cash flows for such quarter and an un-audited balance sheet as of the end of such quarter;

7.1.3. with respect to the financial statements called for above, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operations for the period specified, subject to year-end audit adjustment;

7.1.4. such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Buyer or any assignee of the Buyer may from time to time request.

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7.2. Additional Information. The Company shall also deliver to Buyer:

7.2.1. as promptly as practicable after the Company learns of the commencement (or receives a written threat of the commencement) of any material litigation or proceeding against the Company or its assets, written notice of the nature and extent of such litigation or proceeding;

7.2.2. as promptly as practicable after filing or distribution, copies of all reports, proxy statements, registration statements and notifications filed with the SEC or provided to security holders, members of the Company’s Board of Directors or the financial community, other than trade secrets provided to the Board of Directors; and

7.2.3. as promptly as practicable after receipt, copies of all accountants’ management letters and all certificates as to compliance, defaults, material adverse changes, material litigation or similar matters.

ARTICLE 8

MICROTUNE PROPERTY

8.1. Company Acknowledgment. Company acknowledges that it shall be liable for any loss, damage or theft of any consigned equipment, tools or fixtures owned by Buyer and any raw material, WIP, or finished goods owned by Buyer and stored on any premises under the control or ownership of Company (“Microtune Property”) caused by any acts or omissions of Company or caused by any criminal or negligent acts of third parties. Company warrants that it shall use commercially reasonable efforts to safeguard such Microtune Property, but in no event less efforts than are used to safeguard Company’s own valuable property. For purposes of valuation, Company and Buyer agree that such Microtune Property shall be valued at replacement cost with no deductions made for depreciation or obsolescence. Each party may affect appropriate insurances on its own property at its own discretion and cost. Insurance coverage of Microtune’s consigned equipment and materials for fire, earthquake, and lightning may be arranged by Ionics at Microtune’s request, but Microtune shall reimburse Ionics for its actual incurred costs. Notwithstanding the foregoing, Company acknowledges that it shall bear all costs for insurance coverage on any raw material inventory purchased by Microtune from Three-Five Systems (“TFS”) pursuant to the transfer of production operations from TFS to Ionics and provided by Microtune to Ionics on consignment, for as long as that material may remain on consignment at Ionics.

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ARTICLE 9

DISPUTE RESOLUTION

9.1. Dispute Resolution. Except as otherwise provided in this Agreement, in the event of a dispute hereunder, either party may initiate negotiation proceedings by providing written notice to the other party setting forth the details of such dispute. If such negotiations are initiated, the parties agree to meet in good faith within fifteen (15) business days of such written notice to jointly define the scope and method to remedy the dispute. If this meeting is not productive, then the parties shall promptly submit such dispute to non-binding mediation with an independent mediator acceptable to the Company and the Buyer within twenty (20) business days after the good faith meeting attempt failed. In the event the parties are unable to agree upon a mediator or the mediation does not resolve such dispute, then the parties may exercise all their respective legal and equitable rights in a court of competent jurisdiction. In the event of a breach of this Agreement which endangers Buyer’s ability to supply its customers, the procedures provided for in this Article 9 shall not apply.

ARTICLE 10

GENERAL PROVISIONS

10.1 Non-Waiver. The failure of any party to insist upon the strict performance of any term or condition in this Agreement shall not be considered a waiver or relinquishment of future compliance therewith.

10.2 Independent Contractors. The relationship of the Company and the Buyer shall be that of independent contractors and nothing contained in this Agreement shall be construed to (a) give either of the parties the power to direct and control the day-to-day activities of any other party, (b) constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or (c) make any employee of the Buyer the agent or employee of the Company or grant to the Buyer any power or authority to act for, bind or otherwise create or assume any obligation on behalf of the Company for any purpose whatsoever.

10.3 Compliance with Laws. The parties shall comply with all applicable laws affecting this Agreement and their performance of this Agreement.

10.4 Governing Law, Venue and Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, U.S.A.

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10.5 Venue. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the Company and the Buyer unconditionally and irrevocably accepts and submits to the exclusive jurisdiction and venue of any court located in the city of New York, New York, U.S.A., and the appellate courts to which orders and judgments thereof may be appealed. Each of the Company and the Buyer hereby irrevocably waives, and agrees not to assert in any judicial proceeding, any claim that it is not personally subject to the jurisdiction of any such court in the city of New York, New York, U.S.A., that venue thereof may not be appropriate, that such judicial proceeding is improper or that this Agreement may not be enforced by such courts. In any such judicial proceeding, each of the Company and the Buyer agrees that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by law, service of process may be made by any reputable express mailing service with a proof of mailing receipt validated by such mailing service constituting evidence of valid service.

10.6 Attorneys’ Fees. In the event of a dispute arising hereunder, the prevailing party shall be entitled to all costs and reasonable attorneys’ fees incurred in connection with such dispute.

10.7 Entire Agreement; Modification. This Agreement contains the entire agreement between the parties relating to the subject matter hereof. No modification of this Agreement shall be valid unless it is made in writing and signed by the parties hereto.

10.8 Duplicate Originals. This Agreement may be executed in two (2) duplicate originals.

10.9 Written Instruments. Where any reference is made in this Agreement regarding the communication from one party to the other in writing, such obligation to communicate in writing may be satisfied in the form of e-mail, facsimile or traditional postal or express forms of mailing.

10.10 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the prior written consent of the other party; provided, however, that Buyer may assign this Agreement without the consent of Company to any entity which controls, is controlled by or is under common control with Buyer, or to any entity resulting from the merger or consolidation of Buyer or any subsidiary of Buyer, or to any person or entity which acquires the assets of Buyer or any subsidiary of Buyer and such assignee shall assume in writing and in full, the obligations of Buyer under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

COMPANY		BUYER:

IONICS EMS, INC.		MICROTUNE (TEXAS), L.P.

By:	/s/ Jan Doets	By:	/s/ Barry Koch

Name:	Jan Doets	Name:	Barry Koch

Title:	President and COO	Title:	Vice President and General Manager

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Manufacturing Agreement
Exhibit A2

Flowchart for Handling of liabilities due to (a) End of Life of Product/Component, (b) Engineering Change, (c) Termination of Agreement

Notice of (a) EOL for Product/Component, (b) ECN, (c) Notice of Termination of Agreement
Receipt of Notice
Identify items that will be affected in relation to component lead-time
Materials Order cancellation
Outside Ordering Leadtime
Inform component supplier
Revise Materials P.O. to component supplier
Within Ordering Leadtime
Compute generated materials firm order based on Buyer's Purchase Order and Product Build Schedules
Summarize and report liabilities to Buyer **
** Compute liability with reference to :
1. Buyer's Purchase Orders and Product Build Schedules
2. Usage of the component in the product.
3. Component Leadtime
4. Rounded off to the Stanrdard Packaging Quantity (SPQ) and/or Minimum Order Quantity (MOQ)

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[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Manufacturing Agreement

Exhibit C

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1

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

HISTORY:

NAME	DESCRIPTION	DATE	REV
Rebecca Ratliff	Original issue	05-Oct-99	1.1

Rebecca Ratliff	Update to coincide with “Corrective and Preventive Action Document” QA-00005 and “Material Review Board Procedures” RM-00001	29-Oct-99	1.2

Mark Feller	Modify to include amounts for approval and turnaround time and new flow	17-Aug-01	1.3

Mark Feller	Modify to include changes due to BU organization and Oracle	02-Oct-02	1.4

Mark Feller	Changed flow to correct for proper process	02-Dec-02	1.5

Widge Stamback	Entire document change due to RMA rework provided by a subcontractor and change in RMA Approval Guidelines	20-Apr-04	2.0

Lynn Seidemann	Added a note under section 5.2 to cover internal RMAs (Approval)	17-Nov-04	2.1

Copyright © 2004 Microtune, Inc. Unauthorized reproduction and communication strictly prohibited	Page 1 of 10

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RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

Table of Contents

1	Purpose	3
2	Scope	3
3	Reference Documents	3
4	Definitions	3
5	Procedure	4
6	Safety Requirements – N/A	7
7	Quality Requirements	7
8	Graphs, Forms and Table	7

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RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

1	Purpose

This procedure defines the Return Material Authorization (RMA) procedure for all of Microtune. This includes product returned to suppliers.

2	Scope

The Corporate RMA process is owned by the Quality function and applies to all Microtune sites.

3	Reference Documents

AC-00009	Purchase Request Policy
RM-00003	Return Material Request Form
RM-00006	Receiving an External RMA
RM-00007	RMA Order Entry
RM-00008	Material Return Approval Form

4	Definitions

BU Quality Manager	Business Unit Quality Manager Responsible for verification and execution of RMA procedure

CAR	Corrective Action Report

CAR date	Date when Corrective Action Report (7S, 8D, 5 Why, etc.) is submitted to customer

CAR turnaround time	Time required for Corrective Action Report approval (from receipt of material to approval).

CS	Customer Service Plano/MT-IN/Microtune TFS

Corporate RMA Coordinator	The Plano Site RMA Coordinator

NTF	No trouble found

PCAR	Preliminary Corrective Action Report

Quality Director	Corporate Quality Director in Plano

RMA	Return material authorization

RMA approval time	Time required to obtain approval from customer RMA request

RMA Collection Plan	This is the collection of all data related to RMAs.

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RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

RMA Coordinator	Site-level person in Plano/MT-IN/Microtune TFS responsible for designated RMA activities

Shipment turnaround time	Time required from material receipt date to ship repaired or replaced material

Shipping Clerk	The Site-level person in Plano/MT-IN/Microtune TFS responsible for accepting shipments at the facility.

5	Procedure

5.1	A customer submits a complaint to Sales or Customer Service including the problem symptom, the product numbers, and the quantity.

5.2	Sales determines whether or not an RMA is necessary. This includes checking date codes if available to verify that the material in the warranty period. If an RMA is needed, Sales gets the information from the customer, fills out the RM-00003 “Return Material Request” form completely and sends it to Customer Service. (within 2 hours for “Urgent” requests.)

Note: If Sales determines that an RMA is necessary for an internal correction (product has never gone to the customer), the same approval process needs to be followed.

5.3	Customer Service sends request to Quality Director or Director of Sales Operations or his designee based on dollar value.

5.4	The Quality Director ( Greater than $5,000) or Director of Sales Operations or his designee (less than $5,000) obtains the RMA approval based on the approval guidelines in Table 1. Management approval for returns with more than $5,000 value is required only if a credit or replacement with new material is requested. Standard returns are for failure analysis and repair and only require the first level of approval.

Table 1 RMA Approval Guidelines

AMOUNT	APPROVERS
< $5,000	Sales Operations Director or his designee
$5,000 to $50,000	VP Manufacturing and Corporate Credit Manager
$50,000 to $100,000	BU Manager and Corporate Credit Manager
$100,000 and over	Chief Financial Officer and Corporate Credit Manager

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RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

5.5	Once approval is received, Customer Service processes the RMA request, which involves the following tasks.

•	Entering the request into the corporate system, which generates an RMA number. (RM- 00007)

•	The order gets “booked”.

•	The RMA number gets entered on the Return Material Request form,

•	The completed Return Material Request form is scanned and attached to the RMA Collection Plan.

•	For RMA’s with greater than $5,000 the Quality Director will forward a copy of the RMA request for information to:

•	VP Manufacturing

•	VP Sales & Marketing

•	BU General Manager

•	BU Controller

•	Customer Service (MT-PL/MT-IN) enters information into the QA Collection Plan. This includes distribution information for the Corrective Action Plan, attachment of the scanned Return Material Request form, and any failure analysis reports an/or support information.

•	The Material Return Approval form (RM-00008) gets distributed to the originating salesperson

(Steps 5.3, 5.4, and 5.5 should be completed within one business day for standard requests and must be completed within 8 hours of the original complaint for “Urgent” requests)

5.6	Sales notifies the customer of the RMA and furnishes a copy of the completed Material Return Approval form (RM-00008) to the customer.

5.7	The originating salesperson instructs the customer to return the material to the Microtune Ship To Site and Contact and Microtune Ship To Address listed on the Material Return Approval form.

5.8	Corporate RMA Coordinator monitors system for any requests that require subcontractor support. When the RMA process involves Finished Goods from a supplier, then the RMA Coordinator requests RMA from the subcontractor.

5.9	The site Shipping/Receiving Clerk (MT-PL/MT-IN) performs the following tasks (RM-00006)

•	Confirms the receipt, items, date codes and quantity of returns

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RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

•	Performs the receipt into the corporate information system and notifies the RMA Coordinator of any discrepancies.

•	Delivers the returned material to the site FA Technician within four hours (2 hours for “Urgent” requests) of receipt. If a subcontractor produced the product and requires it’s own RMA number be issued, then the subcontractor RMA number is added to the paperwork.

5.10	The Corporate RMA Coordinator monitors RMA returns. If the material has not been returned within 14 business days, notice is sent to the customer that RMA will be cancelled in 14 days. If the materials have not been returned within 30 days after approval the RMA will be cancelled.

5.11	The FA Technician collects the failure analysis reports for the returned material, confirms the complaint, issues a preliminary Corrective Action Report (CAR) (within 72 hours of original complaint for “Urgent” requests, generates the final CAR once root cause has been determined, and distributes the report to the BU Quality Manager.

•	If necessary, the FA Technician sends defective components to subsuppliers for analysis, and is responsible for follow-up with the subsupplier for the failure analysis until the CAR is completed or resolved. The CAR is then distributed to the BU Quality Manager.

5.12	The BU Quality Manager or his designee makes sure all CARs are approved. This includes updating the database’s Collection Plan with results, failure codes and CARs.

5.13	After the CAR is approved, the BU Quality Manager distributes the report to the 7S approval group. It is the Sales Department’s responsibility to communicate it to the customer within 24 hours.

5.14	The FA Technician determines the rework requirements.

•	If there is no trouble found (NTF) with any returned units, the NTF units will undergo the factory-specific NTF procedure and then, if fully compliant, will be returned to the customer or the customer will be issued Credit.

•	If the return meets the minimum number of units to be reworked requirements, then the rework process begins.

5.15	If rework is required, the RMA Coordinator is responsible for determining who is responsible for the rework charges.

•	If Microtune is responsible for the costs then the RMA Coordinator submits a RFQ to purchasing. This will kick off the purchasing request per the AC-00009 policy.

•	Arranges for rework of the material.

5.16	The RMA Coordinator arranges credit notes /charge costs, or arranges shipment of repaired or replaced product to the customer, and enters Shipment Date into the corporate information system.

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RM-00002 Rev. 2.1	17 November, 2004
Corporate Return Material System

5.17	The RMA Coordinator provides Customer Service with any shipment updates.

5.18	Once all the RMA requirements have been meet, the RMA Coordinator releases all holds on the order and closes the RMA.

6	Safety Requirements – N/A

7	Quality Requirements

Table 2 Metrics for Standard Returns (Line and Field Rejects)

ACTION	ACTOR	TARGETED TURNAROUND/APPROVAL TIME
Receive RMA request and obtain approvals per Table 1.	CSR/Dir. Sales Ops/Dir Quality	One business day from request to approval.

Notify customer of RMA approval	Sales	With in the next business day after receipt of customer request

Confirm receipt and deliver material to RMA Coordinator	Shipping/Receiving	4 hours from receipt of material

Confirm complaint, generate PCAR Report and send to Sales and Quality, and enter PCAR date	FA Tech	With in 2 business days from receipt of material for standard requests. Within 72 hours of request for Urgent requests

Generate Corrective Action Report and send to Sales after approval by BU Quality	FA Tech	8 calendar days from receipt

Communicate approval of Corrective Action Report to customer	Sales	Within one business day from 7S approval

Shipment turnaround time	RMA Coordinator	20 days from receipt of material

8	Graphs, Forms and Table

Procedure flowcharts are included on the following pages.

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Customer complains to sales
Is RMA needed
No
Notify Customer End
Yes
Send RMA request to CS
Foreword to QA
RMA Approved
No
Yes
BOOK RMA, scan document, fill out RMA Approval form, attach all documents to QA collection plan
Send RMA Approval Form to sales
Monitor RMA request for supplier requirements.
No
Is Supplier. RMA required
Yes
Obtain Subcont RMA#
Add supplier RMA # to paperwork
Send approved RMA to Customer and request shipment details
A
Sales
Sales
Customer Service
Quality Director > $5K
Dir. Sales Ops <$5K
Customer Service
Customer Service
RMA Co-ordinator
RMA Co-ordinator
RMA Co-ordinator
RMA Co-ordinator
Sales

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A
Units received at designated facility
Shipping & Receiving
Analyze units, checks date codes and warranty info.
Failure Analysis
Generate CAR
Failure Analysis
Rework Required
No
Failure Analysis
Yes
B
CAR Approved
No
BU Quality Mgr
Yes
Modify CAR
Failure Analysis
E-Mail Approved report to designated recipients
Failure Analysis
Attach CAR to QA collection plan
BU Quality Mgr
Notify Sales of approved CAR
BU Quality Mgr
Customer Notified of RMA Results
Sales
C
Replacement, reworked or fresh units or Credit to customer
RMA Co-ordinator
RMA Closed

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